                                                                     EXHIBIT 4.1
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    COMMON STOCK                                                COMMON STOCK
    ------------                                                ------------
       NUMBER                 [LOGO]  JFAX.COM(R)                  SHARES
J(Certificate number)
    ------------                                                ------------

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   PAR VALUE $0.01                                             PAR VALUE $0.01

SEE REVERSE FOR CERTAIN DEFINITIONS                            CUSIP 477366 10 8


This certifies that



is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
           _______________________                ________________________
     _____________________________ JFAX.COM, INC. ______________________________
           _______________________                ________________________
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.
Dated:


/s/ Gary H. Hickox        [SEAL APPEARS HERE]       /s/ Nicholas V. Morosoff
     PRESIDENT                                                SECRETARY


Countersigned and Registered:

AMERICAN SECURITIES TRANSFER & TRUST, INC.
  P.O. BOX 1596, DENVER CO 80201
     Transfer Agent and Registrar

By:

           AUTHORIZED SIGNATURE

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                                JFAX.COM, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION, 10960 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90024

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common               UNIF GIFT MIN ACT - ------------Custodian-------------
                                                                         (cust)              (Minor)

     TEN ENT - as tenants by the entireties                           under Uniform Gifts to Minors Act

     JT TEN -  as joint tenants with right                            ___________________________________
               of survivorship and not as                                           (State)
               tenants in common

    Additional abbreviations may also be used though not in the above list.



For Value Received                         hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:________________________
                                            ___________________________________
                                    Notice: THE SIGNATURE TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER


SIGNATURE(S) GUARANTEED



BY________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE guarantor institution,
(Banks, Stockbrokers, Savings and Loans
Associations and Credit Unions with
membership in an approved signature
guarantee Medallion Program), PURSUANT
TO S.E.C. RULE 17Ad-15.